Fifth Third Bank | All Rights Reserved
Annual Meeting of Fifth Third Shareholders
Kevin T. Kabat
Chairman, President & Chief Executive Officer
April 20, 2010
Please refer to earnings release dated January 21, 2010 and 10-K dated
February 26, 2010 for further information, including full results reported on a U.S.
GAAP basis
Exhibit 99.1

2 Fifth Third Bank | All Rights Reserved Agenda Overview Economic backdrop 2009 performance summary and highlights Capital and loan loss reserve analysis Strategy for 2010 and beyond

Fifth Third Bank | All Rights Reserved
Fifth Third today
* Fortune magazine, March 16, 2009
$113 billion assets
16 affiliates in 12 states
1,309 banking centers
2,358 ATMs
Fifth Third Bank has been
dedicated to serving the
needs of its retail and
commercial customers for
more than 150 years
Top 10 Superregional Bank
for 8 consecutive years*
Naples
Raleigh
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

Consumer Savings / Disposable Income
1980 - Present
14%
12%
10%
8%
6%
4%
2%
0%
80 81 83 85 87 88 90 92 94 95 97 99 01 02 04 06 08 09

Fifth Third Bank | All Rights Reserved
Operating environment update
Roots of the crisis
— Global savings imbalances
— The housing bubble
— Higher than normal leverage in financial
system
— Oversight failures
Government actions
— TARP and CPP
— The “stress test”
— Ongoing intervention in housing market
Economy is improving
— GDP growth
— Housing market stabilization
— Employment stabilizing
Outlook
— Higher consumer savings rates
— Loan demand remains measured
— Limited role for non-bank lenders
90+ Delinquency Mortgage Heat Map – Q409
Sources: Bureau of Economic Analysis, Federal Reserve Bank of New York

FIFTH THIRD BANK

8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
12%
10%
8%
6%
4%
2%
0%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
GDP (left axis)
Unemployment (right axis)

70%
60%
50%
40%
30%
20%
10%
0%
$320
$310
$300
$290
$280
$270
$260
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
Consumer Confidence (left axis)
Retail Sales

190
170
150
130
110
90
70
50
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
Housing Price Index
Mortgage Rates (right axis)

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
Fed Funds Rate
10-year Treasury

5

5 Fifth Third Bank | All Rights Reserved GDP and Unemployment Consumer Confidence and Retail Sales Interest Rate Market Macro economic indicators Housing Market Source: Bloomberg.

FIFTH THIRD BANK

Operating metrics

Capital ratios

Coverage ratios

6

Fifth Third Bank | All Rights Reserved
2009 results vs. peers
Range Metric Rank / 13 Peer average
Core Deposit growth^ 8 9.7%
(1.8%) 18.1%
9.8%
Tier 1 ratio*
1 11.1%
8.4% 13.3%
13.3%
Tier 1 common ratio*
7 7.0% 5.5% 8.5%
7.0%
5 6.2%
4.3% 8.1%
6.5%
Tangible common equity ratio
1 3.10%
Net Interest Margin* 7 3.47% 2.72% 4.31%
3.55%
2
Core PPNR / Average Loans*
(annualized)
5 2.7%
1.4% 4.8%
2.9%

7
1.69% 4.88%
4.88%
Reserves / loans
2 78%
8
51% 130%
116%
Reserves / NPAs
4 113%
9
65% 163%
132%
Reserves / annualized NCOs
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION. Source: SNL and company reports
^ Excludes core deposit increases resulting from acquisitions in 2009
*4Q09 data. Growth year-over-year.
NPAs exclude HFS portion and covered loans for all banks.

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©

Fifth Third Bank | All Rights Reserved
Deposit share momentum
Source: FDIC, SNL Financial; branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits.
•
Continued focus on
customer satisfaction
and building full
relationships has
given strong
momentum to the
retail network
•
Fifth Third grew
deposits in 15 of 16
affiliate markets in
2009
–
Modest attrition in
North Carolina
acquisition market
•
Fifth Third grew
deposit market share
in 75% of affiliate
markets in 2009
Affiliate
5/3 Deposit (08-09)
5/3 Market Share
Name
Deposit
($) (%)
Share
2009 2008
Chicago 788,601 9.8% 4.0% 3.8%
Northeastern Ohio 606,708 17.0% 4.2% 3.8%
South Florida 579,342 21.1% 3.1% 2.8%
Eastern Michigan 418,525 11.9% 5.4% 5.0%
Central Florida 338,091 28.9% 3.0% 2.5%
Tampa 334,080 24.5% 3.5% 3.1%
Central Ohio 213,971 5.6% 11.1% 11.2%
Cincinnati 212,656 2.2% 21.5% 21.9%
Southern Indiana 195,169 8.6% 4.1% 4.0%
Louisville 194,593 13.0% 8.9% 8.2%
Northwestern Ohio 177,122 7.5% 16.2% 15.4%
Western Michigan 149,252 2.1% 18.4% 18.4%
Tennessee 142,615 12.8% 3.5% 3.3%
Central Indiana 139,354 4.7% 8.4% 8.3%
Central Kentucky 2,608 0.3% 8.1% 8.7%
North Carolina (113,631) (4.4%) 4.8% 5.3%

FIFTH THIRD BANK

ACSI

FORRESTER

GALLUP

CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES

CONVERGYS
Outthinking Outdoing

Fifth Third Bank | All Rights Reserved
Third Party customer experience recognition
University of Michigan American Customer Satisfaction Index (ACSI)*
Fifth Third Bank was tied for first (Wachovia) in the latest ACSI ranking. We were significantly higher than all of the other measured banks, including JP Morgan Chase,
Bank of America, Wells Fargo and Citigroup
Forrester
Fifth Third finished second among large banks in customer experience (CXPi 2010)
Fifth Third ranked #1 for correlation between a positive customer experience and repurchase plans (2008)
Gallup
Achieved top quartile customer loyalty in 2009
Achieved top quartile customer satisfaction in 2008
JD Power
Fifth Third ranked 6 among our peer group (up from 13 in 2007)
Fifth Third ranked 8 among the top 20 banks (up from 16 in 2007)
Convergys
Fifth Third ranked 3 among peer group and 5 overall in 2009 Convergys Retail Bank study
th
th
th th
rd
th
*
Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers. In the surveys, ACSI used the same statistical methodology as the independently measured banks, Bank of America, Chase, Wells Fargo, and Citigroup

FIFTH THIRD BANK

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
FITB
Peer Average

27% 31% 36% 37% 62% 67% 75% 97% 105% 108% 192% 207% 216%
HBAN CMA MI STI FITB MTB KEY USB ZION BBT PNC WFC RF

3.2%
1.4%
3.2%
2.5%
2008
2009
FITB
Peer Average

(5%) 34% 46% 49% 84% 95% 100% 107% 108% 113% 132% 198% 403%
FITB MTB RF MI CMA HBAN KEY STI BBT USB WFC ZION PNC

Fifth Third Bank | All Rights Reserved
4Q09 credit results
Source: SNL and company reports. NPAs exclude loans held-for-sale and covered assets.
Year-over-year NCO growth versus peers
Peer average: 122%
NPA ratio versus peers Year-over-year NPA growth versus peers
Peer average: 100%
Net charge-off ratio versus peers

FIFTH THIRD BANK

$2,500
$2,000
$1,500
$1,000
$500
$0
729
1,627
3.31%
283
490
3.72%
415
626
4.28%
196
756
4.69%
68
708
4.88%
4Q08
1Q09
2Q09
3Q09
4Q09
Net Charge-offs
Additional Provision
Reserves

127%
90%
116%
78%
132%
113%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized NCOs
FITB
Peer Average

Fifth Third Bank | All Rights Reserved
Strong reserve position
Coverage ratios are strong relative to peers
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
1. FITB 4.88%
2. KEY 4.31%
3. HBAN 4.03%
4. ZION 3.81%
5. RF 3.43%
6. MI 3.36%
7. PNC 3.22%
8. WFC 3.13%
9. STI 2.74%
10. USB 2.66%
11. BBT 2.51%
12. CMA 2.34%
13. MTB 1.71%
Peer Average 3.11%
Reserves / Total loans
Industry leading reserve level

FIFTH THIRD BANK

8.5%
8.2%
7.7%
7.5%
7.5%
7.2%
7.0%
6.8%
6.7%
6.7%
6.5%
6.0%
5.7%
BBT CMA STI KEY MI RF FITB USB ZION HBAN WFC PNC MTB

8.1%
8.0%
7.6%
6.6%
6.5%
6.1%
6.0%
6.0%
5.7%
5.5%
5.1%
5.1%
4.3%
MI CMA KEY STI FITB ZION RF BBT HBAN WFC USB MTB PNC

11.5%
9.9%
9.8%
9.6%
9.5%
9.3%
8.8%
8.8%
8.2%
8.2%
7.8%
7.7%
7.6%
BBT FITB KEY USB STI WFC CMA HBAN PNC RF ZION MTB MI

16.2%
14.5%
13.8%
13.5%
12.5%
12.4%
12.0%
11.7%
11.6%
11.4%
10.3%
9.9%
8.2%
KEY FITB MI CMA RF STI HBAN BBT WFC ZION PNC USB MTB

Strong capital position
Source: SNL and company reports.
(TCE + reserves) / Loans
Tangible common equity ratio
Peer average: 6.2%
Peer average: 12.0%
Tier 1 common ratio
Peer average: 7.1%
Peer average w/
TARP: 11.2%
Peer average
w/o TARP: 8.9%
Tier 1 capital ratio (with and without TARP)
8.6%
11.1%
10.5%
11.5%
11.5%
12.0%
12.5%
13.0%
12.8%
13.3%
Strong capital ratios relative to peers, particularly considering reserve levels

Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Strong relative stock performance
From June 2008 capital actions to date
(110%)
(90%)
(70%)
(50%)
(30%)
(10%)
10%
30%
50%
70%
90%
110%
6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10
FITB 59%
SP Banks 6%
BKX (9%)
TARP
investment
FTPS
announcement
SCAP
results
Source: Bloomberg, 06/18/08 – 04/16/10.
June 2008
capital
actions
FITB
stock price
$9.26
FITB
stock price
$14.20

Fifth Third Bank | All Rights Reserved
Strong relative stock performance
From last year’s Annual Shareholder Meeting to date
(50%)
0%
50%
100%
150%
200%
250%
300%
4/09 5/09 6/09 7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10
FITB 259%
SP Banks 65%
BKX 61%
Source: Bloomberg, 04/21/09 – 04/16/10.
FITB
stock price
$3.65
FITB
stock price
$14.20
SCAP
results

FIFTH THIRD BANK

1

- Continued improvement in earnings, credit and operating results
- Return to profitability

2

- Internal capital generation
- Repay government's CPP investment

3

- Capital deployment
  - Increase level of dividend
  - Evaluate acquisition opportunities
  - Internal investment in distribution and technology

14 Fifth Third Bank | All Rights Reserved Focus areas for 2010 and beyond

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.